THE MP63 FUND, INC.

                                 ANNUAL REPORT


                               FEBRUARY 28, 2002

Dear Fellow Shareholders:

     February 28 marked the end of our third fiscal year, and our Net Asset Value (NAV) ended on an up note, at $10.24, compared with $9.90 a year earlier and $8.81 two years ago. That's quite an accomplishment when you consider that all the major indexes (but not the MP 63) declined during the same two-year period, ranging from the Dow Jones Industrials' drop of 0.2% to the decline of 63.1% by the NASDAQ Composite. The Standard & Poor's 500 Index, which is the primary benchmark for most mutual funds, lost 19.0% while we were gaining 16.2% (in two years). In fairness, we lost some ground in our first year, but our performance still stands up well against those indexes. Here are the three-year numbers, without dividend reinvestment: MP 63 Fund +2.4%; Dow Jones Industrials +8.6%; S&P 500 -10.6%; NASDAQ -24.3%. (The MP 63 Index was up 9.8%, but our fund suffered in the first year, primarily because our initial cash infusion had to be invested at a market top). If you include our dividend payouts of $.1945 per share $.06, $.0773, and $.0572, respectively, in the three years), then a shareholder who purchased fund shares at $10.00 on March 1, 1999 would have a total return of 4.39%. That may not seem like much (compared with historic returns), but it's far better than the losses suffered by many, if not most, investors. Because we've kept distributions to a minimum (only
$.02 of the first-year payout was a capital gain), the fund has achieved a high degree of tax efficiency...in stark contrast to many funds that have hit investors with a "double whammy" by losing value but triggering large capital gains taxes when they were forced to sell shares to meet redemptions...something we've never done.

    Now that we've been operating for three full years, we're beginning to see fuller coverage by organizations like Morningstar, which places emphasis on 3-, 5-, and 10-year returns. One ranking site, Bloomberg.com, shows a very favorable ranking for our fund in the Large-Cap Growth category, which includes 1,584 funds. It's fitting that we closed the fiscal year ranked number 63 in both the one-year and year-to-date columns. That means that we've outperformed more than 96% of the comparable funds during the past year (and since the start of 2002). Once our 3-year return appears, we expect to show a similar performance. That result validates our approach, which is based on long-term accumulation of shares in top-quality companies...rather than the dubious stock-picking talent of the "professionals." Do we want to be ranked Number One? Given the short-term focus and highly volatile nature that such an "honor" usually entails, the answer is No...unless and until it is for the 10-year (or longer) time period. We'll let others "swing for the fences," while we go about the slow-but-steady business of building shareholder wealth.

    As the fiscal year ended, many of our companies were hitting new 52-week highs, including Avon, Bemis, Black & Decker, H.&R. Block, Hormel, Ryder, and Wrigley. And 22 companies were within 10% of their 52-week high, whereas only five were within 20% of their low. The value of our stock portfolio was more than $18.4 million. (This soared past $19 million on March 4, when the NAV hit $10.67.) Our largest position was Paychex, followed by Harley-Davidson, two great long-term growth stocks. The ride hasn't been without a few "bumps in the road," though, and the biggest loser has been Global Crossing, which has filed for bankruptcy. We've replaced it in our Index (and fund) with the more conservative electric utility, TECO Energy, which also adds a generous yield. It's worth noting that Paychex and Harley-Davidson have each gained more in value than was lost by Global Crossing, a stock we "inherited" as a result of that company's takeover of Frontier Corp., which was replaced by CenturyTel on our roster. The value of diversification is apparent in the fact that no one company, or small group of companies, can trip up a portfolio that owns the leaders in a wide array of industries.

    As we embark on Year Four of our efforts, the market has begun stirring from the effects of a prolonged economic slowdown. Whether this is the beginning of a new bull market or a short-lived recovery, we have renewed faith in the companies in our "blue chip" portfolio and confidence that our approach works well, through good times and bad, and that it will lead to excellent accumulation of wealth for ourselves and our fellow shareholders.
We hope you'll join us in continuing to invest in the Fund on a regular basis, either by check or through the convenience of automatic bank drafts.

[GRAPH OMITTED]
GRAPH OMITTED SHOWS THE COMPARISON OF A $10,000.00 INVESTMENT BETWEEN THE MP 63 FUND AND THE S&P 500 INDEX FOR THE PERIOD 2/28/99 THROUGH 2/28/02.



                                MP 63 FUND, INC.
              AVERAGE ANNUAL TOTAL RETURN AS OF FEBRUARY 28, 2002
                              ONE YEAR         4.02%
                              SINCE INCEPTION  1.44%



              MP63 FUND                              S&P 500 INDEX
              ---------                              -------------
      DATE                 VALUE              DATE               VALUE
      ----                 -----              ----               -----
      2/28/99            $10,000.00          2/28/99           $10,000.00
      5/31/99            $10,240.00          5/31/99           $10,547.98
      8/31/99            $10,090.00          8/31/99           $10,732.23
     11/30/99             $9,870.00         11/30/99           $11,324.25
      2/29/00             $8,863.99          2/29/00           $11,173.05
      5/31/00             $9,880.18          5/31/00           $11,652.31
      8/31/00            $10,403.37          8/31/00           $12,482.73
     11/30/00            $10,282.64         11/30/00           $10,846.17
      2/28/01            $10,036.46          2/28/01           $10,257.42
      5/31/01            $10,441.97          5/31/01           $10,423.47
      8/31/01            $10,006.04          8/31/01            $9,439.98
     11/30/01            $10,208.80         11/30/01            $9,521.48
      2/28/02            $10,439.47          2/28/02            $9,282.30



----------
S&P 500 Index is an unmanaged composite of 500 large-capitalization companies. You cannot invest directly in an index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance also reflects reinvestment of all dividend and capital gain distributions.



                               THE MP63 FUND, INC.
                             Schedule of Investments
                               February 28, 2002


                                                                     MARKET
  SHARES                                                             VALUE
  ------                                                             -----

       COMMON STOCKS- 99.68%

      ADVERTISING - 1.28%
8,721 Interpublic Group of Companies ........................        $237,211
                                                                    ---------

      APPAREL- 1.12%
4,905 VF Corp. ..............................................         206,255
                                                                    ---------

      AUTOMOTIVE MANUFACTURING- 3.53%
12,737 Harley-Davidson, Inc. ................................         652,899
                                                                    ---------

      AUTOMOTIVE PARTS- 1.21%
6,099 Genuine Parts Co. .....................................         222,797
                                                                    ---------

       BANKING- 6.41%
 4,253 Bank One Corp. .......................................         152,427
10,330 BB&T Corp. ...........................................         382,313
10,366 Fleet Boston Financial Corp. .........................         346,017
10,634 National City Corp. ..................................         303,282
                                                                    ---------
                                                                    1,184,039
                                                                    ---------
       BEVERAGES- 1.27%
4,949 Coca-Cola Corp. .......................................         234,533
                                                                    ---------

       CHEMICALS- 3.77%
 4,664 DuPont (E.I.) de Nemours & Co. .......................         218,462
 8,515 Engelhard Corp. ......................................         244,977
13,998 RPM, Inc. ............................................         233,767
                                                                    ---------
                                                                      697,206
                                                                    ---------
       COMPUTER EQUIPMENT- 3.99%
11,850 Hewlett-Packard Co. ..................................         238,422
17,508 Intel Corp. ..........................................         499,853
                                                                    ---------
                                                                      738,275
                                                                    ---------

       CONSUMER PRODUCTS- 4.80%
8,221  Avon Products, Inc. ...................................        424,943
7,576  Johnson & Johnson .....................................        461,378
                                                                    ---------
                                                                      886,321
                                                                    ---------
       DIVERSIFIED MANUFACTURING- 1.45%
6,735 General Electric Co. ..................................         259,298
   97 Johnson Controls, Inc. ................................           8,610
                                                                    ---------
                                                                      267,908
                                                                    ---------
       DRUGS- 4.25%
 6,745 Abbott Laboratories ..................................         381,430
11,698 Schering-Plough Corp. ................................         403,464
                                                                    ---------
                                                                      784,894
                                                                    ---------
       ELECTRONICS- 1.31%
10,840 Scientific-Atlanta, Inc. .............................         242,491
                                                                    ---------




                       See Notes to Financial Statements.




                               THE MP63 FUND, INC.
                             SCHEDULE OF INVESTMENTS
                               February 28, 2002
                                   (Continued)

                                                                     MARKET
  SHARES                                                              VALUE
  ------                                                              -----

            FINANCIAL- 9.45%
 7,718      Franklin Resources, Inc. ...................          $  315,357
 7,270      H&R Block, Inc. ............................             366,771
28,887      Paychex, Inc. ..............................           1,067,375
                                                                   ---------
                                                                   1,749,503
                                                                   ---------
            FOOD- 5.61%
 8,830      Conagra, Inc. ..............................             206,710
11,116      Hormel Foods Corp. .........................             304,245
10,809      Sara Lee Corp. .............................             226,124
 5,366      Wrigley Co. ................................             300,711
                                                                   ---------
                                                                   1,037,790
                                                                   ---------
            HAND MACHINE/TOOLS- 1.18%
 4,509      Black & Decker Corp. .......................             218,686
                                                                   ---------

            INSURANCE- 4.52%
19,719      AFLAC, Inc. ................................             506,778
 6,707      St. Paul Companies .........................             327,972
                                                                   ---------
                                                                     834,750
                                                                   ---------
            MACHINERY- 1.13%
 4,179      Ingersoll-Rand Co. .........................             208,950
                                                                   ---------

            MANUFACTURING- 7.51%
15,461      Clayton Homes, Inc. ........................             235,007
 5,084      Illinois Tool Works, Inc. ..................             373,979
 2,597      Minnesota Mining & Manufacturing Co. .......             306,264
 3,389      TRW, Inc. ..................................             170,297
10,406      Tyco International Ltd. ....................             302,815
                                                                   ---------
                                                                   1,388,362
                                                                   ---------
            MEDICAL INSTRUMENTS- 2.59%
10,749      Medtronic, Inc. ............................             478,760
                                                                   ---------

            METALS- 0.96%
 4,693      Phelps Dodge Corp. .........................             177,912
                                                                   ---------

            OFFICE EQUIPMENT- 2.65%
 6,927      Diebold, Inc. ..............................             252,835
   469      Imagistics* ................................               7,363
 5,495      Pitney Bowes, Inc. .........................             229,251
                                                                   ---------
                                                                     489,449
                                                                   ---------
            OIL & GAS- 3.59%
 6,974      BP Amoco PLC ...............................             345,562
 7,689      ExxonMobil Corp. ...........................             317,556
                                                                   ---------
                                                                     663,118
                                                                   ---------
            PACKAGING- 1.64%
 5,314      Bemis Co., Inc. ............................             302,685
                                                                   ---------


                       See Notes to Financial Statements






                               THE MP63 FUND, INC.
                             Schedule of Investments
                               February 28, 2002
                                   (Continued)

                                                                         MARKET
  SHARES                                                                 VALUE

            PAPER & LUMBER- 0.80%
 3,393      International Paper Co. ....................              $  148,444
                                                                       ---------

            PERSONNEL- 1.06%
14,500      Servicemaster Co. ..........................                 196,765
                                                                       ---------

            PUBLISHING- 1.59%
 3,860      Gannett Company, Inc. ......................                 294,055
                                                                       ---------

            RENTAL & LEASING SERVICES- 0.68%
 4,444      Ryder System, Inc. .........................                 124,876
                                                                       ---------

            RESTAURANT- 1.16%
 6,937      Wendy's International, Inc. ................                 215,116
                                                                       ---------

            RETAIL- APPAREL- 1.56%
16,053      The Limited, Inc. ..........................                 289,115
                                                                       ---------

            RETAIL- DRUGS- 0.43%
23,517      Rite Aid Corp* .............................                  78,547
                                                                       ---------

            RETAIL- GENERAL- 2.19%
 8,090      Home Depot, Inc. ...........................                 404,500
                                                                       ---------

            TELECOMMUNICATIONS- 3.76%
 7,639      Bellsouth Corp. ............................                 296,088
 5,216      Centurytel, Inc. ...........................                 173,171
20,919      Global Crossing Ltd.* ......................                   1,381
 5,913      SBC Communications, Inc. ...................                 223,748
                                                                       ---------
                                                                         694,388
                                                                       ---------
            TELECOMMUNICATIONS EQUIPMENT- 0.49%
13,322      Corning, Inc. ..............................                  89,657
                                                                       ---------

            TOBACCO- 2.16%
 7,581      Philip Morris Companies, Inc. ..............                 399,215
                                                                       ---------

            TRANSPORTATION- 1.31%
 3,997      Union Pacific Corp. ........................                 242,498
                                                                       ---------

            UTILITY- ELECTRIC- 3.81%
 7,882      Duke Energy Corp. ..........................                 278,235
11,051      Edison International .......................                 174,606
 8,938      SCANA Corp. ................................                 248,030
   124      Teco Energy, Inc. ..........................                   3,098
                                                                       ---------
                                                                         703,969
                                                                       ---------


                       See Notes to Financial Statements




                               THE MP63 FUND, INC.
                             Schedule of Investments
                               February 28, 2002
                                   (Continued)

                                                                       MARKET
  Shares                                                               VALUE

            UTILITY- GAS- 1.37%
10,387      National Fuel Gas Co. ......................              $  253,962
                                                                    ------------

            UTILITY- WATER- 2.09%
 8,534      American Water Works Co., Inc. .............                 367,901
   771      Philadelphia Suburban Corp. ................                  17,903
                                                                    ------------
                                                                         385,804
                                                                    ------------
            TOTAL COMMON STOCKS
             (Cost $17,976,949)..........................             18,425,705
                                                                    ------------
            CASH EQUIVALENTS- 0.10%
18,844      Firstar Treasury Fund
             (Cost $18,844)..............................                18,844

            TOTAL INVESTMENTS
             (Cost $17,995,793)......................    99.78%      18,444,549
            OTHER ASSETS LESS LIABILITIES............     0.22%          40,999
                                                        ------     ------------
            TOTAL NET ASSETS.........................   100.00%    $ 18,485,548
                                                        ======     ============

(1) Federal Tax Information: At February 28, 2002, the net unrealized appreciation based on cost for Federal income tax purposes of $17,996,105 was as follows:

       Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost..........  $ 2,738,426
       Aggregate gross unrealized depreciation for all investments
        for which there was an excess of cost over value..........   (2,289,982)
                                                                    -----------
       Net unrealized appreciation................................  $   448,444
                                                                    ===========


       * Non-income producing security.



                       See Notes to Financial Statements


                               THE MP63 FUND, INC.
                       Statement of Assets and Liabilities
                                February 28, 2002


ASSETS:
     Investments in securities, at value
      (cost $17,995,793) (Note 2) ............................    $18,444,549
     Dividends and interest receivable .......................         30,786
     Receivable for fund shares sold .........................         24,794
     Due from investment adviser .............................          6,082
     Prepaid expenses ........................................         24,227
                                                                   -----------
          Total Assets .......................................     18,530,438
                                                                   ----------

LIABILITIES:
     Payable for fund shares repurchased .....................         19,793
     Accrued expenses and other liabilities ..................         25,097
                                                                    ---------
          Total Liabilities ..................................         44,890
                                                                    ---------

          Net Assets .........................................   $ 18,485,548
                                                                 ============

NET ASSETS CONSIST OF:
     Capital stock, $.001 par value; 1 billion shares
        authorized; 1,804,558 shares outstanding .............   $ 18,211,815
     Undistributed net investment income (loss) ..............         28,252
     Accumulated net realized  gain (loss) from
       investment transactions ...............................       (203,275)
     Net unrealized appreciation (depreciation) on investments        448,756
                                                                  -----------

     Net Assets ..............................................   $ 18,485,548
                                                                 ============

     Net asset value ($18,485,548 / 1,804,558) ...............   $     10.24
                                                                 ============



                       See Notes to Financial Statements.


                               THE MP63 FUND, INC.
                             Statement of Operations
                      For the Year Ended February 28, 2002


INVESTMENT INCOME:
     Dividends .............................................   $ 308,194
     Interest ..............................................       4,150
                                                               ---------
          Total investment income ..........................     312,344
                                                               ---------

EXPENSES:
     Advisory fees (Note 3) ................................      58,260
     Administration fees ...................................      77,648
     Printing and postage expense ..........................      11,263
     Registration & filing fees ............................      17,163
     Insurance expense .....................................      11,069
     Custody fees ..........................................      20,819
     Audit fees ............................................       7,105
     Directors fees ........................................       3,809
     Other expenses ........................................         934
                                                               ---------
         Total expenses ....................................     208,070
                                                               ---------

     Net  investment income (loss) .........................     104,274
                                                               ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS: (Note 2)
     Net realized (gain) loss on investment transactions ...    (112,889)
     Net change in unrealized appreciation (depreciation)
       on investments ......................................     770,943
                                                               ---------
     Net  realized and unrealized gain (loss) on investments     658,054
                                                               ---------
     Net increase (decrease) in net assets resulting
       from operations .....................................   $ 762,328
                                                               =========




                       See Notes to Financial Statements.


                               THE MP63 FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS



                                                           FOR THE           FOR THE
                                                         YEAR ENDED         YEAR ENDED
                                                        FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                       ------------------  ----------------
          OPERATIONS:
     Net investment income (loss) ...................   $    104,274      $    102,098
     Net realized gain (loss) from
         investment transactions ....................       (112,889)          (99,928)
     Net change in unrealized appreciation
         (depreciation) on investments ..............        770,943         1,591,869
                                                        ------------      ------------
     Net increase (decrease) in net assets
         resulting from operations ..................        762,328         1,594,039
                                                        ------------      ------------

DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS FROM:
     Net investment income (loss) ...................       (100,275)         (114,911)
     Net realized gain (loss) on investments ........              0                 0
                                                        ------------      ------------
     Total dividends and distributions
         to shareholders ............................       (100,275)         (114,911)
                                                        ------------      ------------

FUND SHARE TRANSACTIONS:
     Proceeds from fund shares sold .................      3,537,285         3,179,420
     Dividends reinvested ...........................        100,217           114,678
     Payments for fund shares redeemed
         (net of redemption fees of $8,099 and
         $25,845, respectively) .....................     (1,018,524)       (1,942,485)
                                                        ------------      ------------
     Net increase (decrease) in net assets from
         fund share transactions ....................      2,618,978         1,351,613
                                                        ------------      ------------

     Net increase (decrease) in net assets ..........      3,281,031         2,830,741

NET ASSETS:
Beginning of Period .................................     15,204,517        12,373,776
                                                        ------------      ------------

End of Period (including undistributed net investment
     income of $28,252 and $24,253, respectively) ...   $ 18,485,548      $ 15,204,517
                                                        ============      ============




                       See Notes To Financial Statements.


                               THE MP63 FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)


                                                       FOR THE          FOR THE           FOR THE
                                                     YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                  FEBRUARY 28, 2002  FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                  -----------------  -----------------  -----------------

Net asset value, beginning of period .........   $        9.90      $        8.81      $       10.00

INCOME (LOSS) FROM
      INVESTMENT OPERATIONS:
      Net investment income (loss) ...........            0.06               0.07               0.08
      Net realized and unrealized gain (loss)
        on investments .......................            0.34               1.10              (1.21)
                                                 -------------      -------------      -------------
      Total from investment operations .......            0.40               1.17              (1.13)
                                                 -------------      -------------      -------------

LESS DISTRIBUTIONS:
      Dividends from net investment income ...           (0.06)             (0.08)             (0.04)
      Distributions from net realized gains ..            0.00               0.00              (0.02)
                                                 -------------      -------------      -------------
      Total dividends and distributions ......           (0.06)             (0.08)             (0.06)
                                                 -------------      -------------      -------------
Net asset value, end of period ...............   $       10.24      $        9.90      $        8.81
                                                 =============      =============      =============

Total return .................................            4.02%             13.25%            (11.36)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .....   $       18,486         $   15,205         $   12,374
Ratio of expenses to average net assets ......            1.25%              1.25%              1.15%
Ratio of expenses to average net assets,
      before reimbursement ...................            1.25%              1.44%              1.81%
Ratio of net investment income to
      average net assets .....................            0.63%              0.70%              0.86%
Ratio of net investment income to
      average net assets, before reimbursement            0.63%              0.51%              0.20%
Portfolio Turnover Rate ......................            8.22%              9.17%              0.97%





                       See Notes to Financial Statements

                               THE MP63 FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 2002


NOTE 1.  ORGANIZATION
         The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's business and affairs are managed by its officers under the direction of its Board of Directors. The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION - Securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.
B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
C. FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.
E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.


NOTE 3.  INVESTMENT ADVISOR AGREEMENT
               The Fund has entered into an investment advisory agreement ("the Agreement") with The Moneypaper Advisor, Inc. ("Advisor"). Under this agreement, the Advisor provides the Fund with investment advice and supervises the Fund's management and investment programs. As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily and paid monthly based on a sliding scale ranging from 0.35% for the first $75 million of the Fund's average net assets, to 0.10% of average net assets in excess of $1 billion.

                               THE MP63 FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 2002


NOTE 3. INVESTMENT ADVISOR AGREEMENT (CONTINUED)
         The Advisor has voluntarily agreed to waive its advisory fee and to reimburse the Fund for other expenses so that total operating expenses of the Fund does not exceed an annual rate of 1.25% of average net assets. For the year ended February 28, 2002, there were no waivers or reimbursements made by the advisor pursuant to the voluntary undertaking.

NOTE 4.  CAPITAL SHARE TRANSACTIONS
         At February 28, 2002, there were 1 billion shares authorized at $.001 par value.



                                            YEAR ENDED         YEAR ENDED
                                         FEBRUARY 28, 2002   FEBRUARY 28, 2001
                                         ------------------  ------------------
Shares Sold.........................         360,789             319,644
Dividend reinvestment...............           9,844              11,287
Shares repurchased..................        (102,057)           (198,758)
                                             -------            --------
Net increase (decrease).............         268,576             132,173
                                             =======             =======

NOTE 5.  INVESTMENT TRANSACTIONS
         For the year ended February 28, 2002, purchases and sales of securities, excluding short-term investments, aggregated $4,094,312 and $1,362,817, respectively.

NOTE 6.  CAPITAL LOSS CARRYFORWARD
         At February 28, 2002, the Fund had a net capital loss carryforward of approximately $212,505 which begins to expire in 2009.

                        DIRECTORS AND EXECUTIVE OFFICERS
  The Directors of the MP63 Fund are there to work in the interests of the shareholders, to ensure the ownership interest of each shareholder is maintained and protected at all times. The MP63 Fund Board of Directors is comprised of five members, three of whom are independent and have no affiliation with MP63 Fund.


NAME & ADDRESS                              AGE         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS:
GLORIA L. SCHAFFER
DIRECTOR, SINCE 1998
555 Theodore Fremd Avenue                    71   Partner, CA White (real estate development); Prior
Suite B103                                        thereto from 1991-1995, Commissioner of Consumer
Rye, NY 10580                                     Protection for the State of Connecticut.

HAROLD G. WEINREB
DIRECTOR, SINCE 1998
555 Theodore Fremd Avenue                    70   Consultant since 1987; Prior thereto from 1966 to 1987,
Suite B103                                        employed by W.R. Grace & Co., most recently as Director,
Rye, NY 10580                                     Corporate Engineering from 1977-1987.

TED S. GLADSTONE
DIRECTOR, SINCE 1998
555 Theodore Fremd Avenue                    69   President, Gladstone Development Corporation.
Suite B103
Rye, NY 10580

INTERESTED DIRECTORS:
VITA NELSON 1
CHAIRMAN OF THE BOARD AND PRESIDENT SINCE
1998
555 Theodore Fremd Avenue                    61   Chief Executive Officer of the Moneypaper, Inc.
Suite B103
Rye, NY 10580

MICHAEL MIOLA
DIRECTOR AND ASSISTANT TREASURER, SINCE
1998
555 Theodore Fremd Avenue                    47   Consultant since 2001; Prior thereto from 1984 to 2001,
Suite B103                                        Chairman & CEO of American Data Services, Inc.
Rye, NY 10580

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS:
ROD DRYSDALE
TREASURER, SINCE 1998
555 Theodore Fremd Avenue                    36   Chief Financial Officer of Temper of the Times
Suite B103                                        Communications, Inc.; Prior thereto from 1989 to 1998,
Rye, NY 10580                                     employed by Citibank, N.A.

LESTER NELSON 1
SECRETARY, SINCE 1998
555 Theodore Fremd Avenue                    73   Partner of the law firm Nelson & Nelson
Suite B103
Rye, NY 10580

(1) Lester Nelson and Vita Nelson are husband and wife.


















                          MENDLOWITZ WEITSEN, LLP, CPAS
               K2 BRIER HILL COURT, EAST BRUNSWICK, NJ 08816-3341
            TEL: 732.613.9700 FAX: 732.613.9705 E-MAIL: MW@MWLLP.COM






                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of Directors of THE MP63 FUND, INC.

We have audited the accompanying statement of assets and liabilities of THE MP63 FUND, INC., including the schedule of investments in securities, as of February 28, 2002, and the related statement of operations for the year then ended and the changes in net assets for each of the two years in the period then ended and the financial highlights for the each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of THE MP63 FUND, INC. at February 28, 2002, and the results of their operations, the changes in their net assets and financial highlights for the years indicated therein in conformity with accounting principles generally accepted in the United States.



                                            MENDLOWITZ WEITSEN, LLP

East Brunswick, New Jersey
April 5, 2002